POWER OF ATTORNEY
The undersigned, Christy L. Brown, does hereby constitute and appoint Michael G. Carter, Paul A. Mikelson, and David Kennedy, and each of them with power to act without the others, the undersigned’s true and lawful attorney and agent, with power of substitution or re-substitution, to do any and all acts and things and to execute any and all instruments which said attorney and agent may deem necessary or advisable or which may be required to enable Northwestern Mutual Series Fund, Inc.(the “Company”) to comply with the Securities Act of 1933, as amended (the “1933 Act”) and the Investment Company Act of 1940, as amended (the “1940 Act”), and any rules, regulations or requirements of the Securities and Exchange Commission (“SEC”) in respect thereof, in connection with the Company’s registration statement on Form N-1A, together with any and all amendments thereto, including within the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a Director of the Company such registration statement and any and all such amendments filed with the SEC under the 1933 Act and the 1940 Act, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorneys and agents shall do or cause to be done by virtue hereof.
This Power of Attorney is intended to supersede any and all prior powers of attorney in connection with the above mentioned acts, and remains in effect until revoked or revised.
Dated: February 28, 2023.
/s/ Christy L. Brown
Christy L. Brown Director, Northwestern Mutual Series Fund, Inc.

POWER OF ATTORNEY
The undersigned, William J. Gerber, does hereby constitute and appoint Michael G. Carter, Paul A. Mikelson, and David Kennedy, and each of them with power to act without the others, the undersigned’s true and lawful attorney and agent, with power of substitution or re-substitution, to do any and all acts and things and to execute any and all instruments which said attorney and agent may deem necessary or advisable or which may be required to enable Northwestern Mutual Series Fund, Inc.(the “Company”) to comply with the Securities Act of 1933, as amended (the “1933 Act”) and the Investment Company Act of 1940, as amended (the “1940 Act”), and any rules, regulations or requirements of the Securities and Exchange Commission (“SEC”) in respect thereof, in connection with the Company’s registration statement on Form N-1A, together with any and all amendments thereto, including within the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a Director of the Company such registration statement and any and all such amendments filed with the SEC under the 1933 Act and the 1940 Act, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorneys and agents shall do or cause to be done by virtue hereof.
This Power of Attorney is intended to supersede any and all prior powers of attorney in connection with the above mentioned acts, and remains in effect until revoked or revised.
Dated: February 28, 2023.
/s/ William J. Gerber
William J. Gerber Director, Northwestern Mutual Series Fund, Inc

POWER OF ATTORNEY
The undersigned, Gail L. Hanson, does hereby constitute and appoint Michael G. Carter, Paul A. Mikelson, and David Kennedy, and each of them with power to act without the others, the undersigned’s true and lawful attorney and agent, with power of substitution or re-substitution, to do any and all acts and things and to execute any and all instruments which said attorney and agent may deem necessary or advisable or which may be required to enable Northwestern Mutual Series Fund, Inc.(the “Company”) to comply with the Securities Act of 1933, as amended (the “1933 Act”) and the Investment Company Act of 1940, as amended (the “1940 Act”), and any rules, regulations or requirements of the Securities and Exchange Commission (“SEC”) in respect thereof, in connection with the Company’s registration statement on Form N-1A, together with any and all amendments thereto, including within the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a Director of the Company such registration statement and any and all such amendments filed with the SEC under the 1933 Act and the 1940 Act, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorneys and agents shall do or cause to be done by virtue hereof.
This Power of Attorney is intended to supersede any and all prior powers of attorney in connection with the above mentioned acts, and remains in effect until revoked or revised.
Dated: February 28, 2023.
/s/ Gail L. Hanson
Gail L. Hanson Director, Northwestern Mutual Series Fund, Inc.

POWER OF ATTORNEY
The undersigned, David Ribbens, does hereby constitute and appoint Michael G. Carter, Paul A. Mikelson, and David Kennedy, and each of them with power to act without the others, the undersigned’s true and lawful attorney and agent, with power of substitution or re-substitution, to do any and all acts and things and to execute any and all instruments which said attorney and agent may deem necessary or advisable or which may be required to enable Northwestern Mutual Series Fund, Inc.(the “Company”) to comply with the Securities Act of 1933, as amended (the “1933 Act”) and the Investment Company Act of 1940, as amended (the “1940 Act”), and any rules, regulations or requirements of the Securities and Exchange Commission (“SEC”) in respect thereof, in connection with the Company’s registration statement on Form N-1A, together with any and all amendments thereto, including within the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a Director of the Company such registration statement and any and all such amendments filed with the SEC under the 1933 Act and the 1940 Act, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorneys and agents shall do or cause to be done by virtue hereof.
This Power of Attorney is intended to supersede any and all prior powers of attorney in connection with the above mentioned acts, and remains in effect until revoked or revised.
Dated: February 28, 2023.
/s/ David Ribbens
David Ribbens Director, Northwestern Mutual Series Fund, Inc.

POWER OF ATTORNEY
The undersigned, Donald M. Ullmann, does hereby constitute and appoint Michael G. Carter, Paul A. Mikelson, and David Kennedy, and each of them with power to act without the others, the undersigned’s true and lawful attorney and agent, with power of substitution or re-substitution, to do any and all acts and things and to execute any and all instruments which said attorney and agent may deem necessary or advisable or which may be required to enable Northwestern Mutual Series Fund, Inc.(the “Company”) to comply with the Securities Act of 1933, as amended (the “1933 Act”) and the Investment Company Act of 1940, as amended (the “1940 Act”), and any rules, regulations or requirements of the Securities and Exchange Commission (“SEC”) in respect thereof, in connection with the Company’s registration statement on Form N-1A, together with any and all amendments thereto, including within the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a Director of the Company such registration statement and any and all such amendments filed with the SEC under the 1933 Act and the 1940 Act, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorneys and agents shall do or cause to be done by virtue hereof.
This Power of Attorney is intended to supersede any and all prior powers of attorney in connection with the above mentioned acts, and remains in effect until revoked or revised.
Dated: February 28, 2023.
/s/ Donald M. Ullmann
Donald M. Ullman Director, Northwestern Mutual Series Fund, Inc.

POWER OF ATTORNEY
The undersigned, Michael G. Carter, does hereby constitute and appoint Michael G. Carter, Paul A. Mikelson, and David Kennedy, and each of them with power to act without the others, the undersigned’s true and lawful attorney and agent, with power of substitution or re-substitution, to do any and all acts and things and to execute any and all instruments which said attorney and agent may deem necessary or advisable or which may be required to enable Northwestern Mutual Series Fund, Inc.(the “Company”) to comply with the Securities Act of 1933, as amended (the “1933 Act”) and the Investment Company Act of 1940, as amended (the “1940 Act”), and any rules, regulations or requirements of the Securities and Exchange Commission (“SEC”) in respect thereof, in connection with the Company’s registration statement on Form N-1A, together with any and all amendments thereto, including within the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a Director of the Company such registration statement and any and all such amendments filed with the SEC under the 1933 Act and the 1940 Act, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorneys and agents shall do or cause to be done by virtue hereof.
This Power of Attorney is intended to supersede any and all prior powers of attorney in connection with the above mentioned acts, and remains in effect until revoked or revised.
Dated: February 28, 2023.
/s/ Michael G. Carter
Michael G. Carter Director, Northwestern Mutual Series Fund, Inc.